EXECUTION VERSION

SUBORDINATION AGREEMENT

                          THIS SUBORDINATION AGREEMENT (this “Agreement”), dated as of July 2, 2014, is delivered by and among GOLDEN QUEEN MINING COMPANY, INC., a California corporation (the “Borrower”), GOLDEN QUEEN MINING CO. LTD., a British Columbia company (“Guarantor”), each entity listed on the signature page hereof (each individually a “Subordinated Creditor”, and collectively, the “Subordinated Creditors”), in favor of Leucadia National Corporation, a New York corporation and Auvergne, LLC, a Delaware limited liability company (each individually a “Senior Creditor”, and collectively, the “Senior Creditors”), in light of the following:

                          WHEREAS, the Borrower, as a payor, the Guarantor, as a guarantor and the Senior Creditors, as payees are parties to that certain Senior Secured Promissory Note, dated the date hereof (the ”Note”);

                           WHEREAS, Subordinated Creditors have made certain loans or advances to the Borrower or the Borrower has issued a guarantee in favor of Subordinated Creditors, as applicable, in each case, as set forth on Schedule I attached hereto (the “Existing Debt”); and

                          WHEREAS, in order to comply with the condition precedent set forth in the Note, each Subordinated Creditor has agreed to the subordination of all of its Subordinated Debt, upon the terms and subject to the conditions set forth in this Agreement.

                          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

                          SECTION 1 Definitions; Interpretation.

                          (a)        Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note.

                          (b)        Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                          “Insolvency Event” has the meaning set forth in Section 3.

                          “Senior Debt” means all Obligations of the Borrower under the Note and all other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in Section 3 below, whether or not such interest is an allowed claim in such proceeding.

                          “Subordinated Debt” means, collectively, the Existing Debt and all other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in Section 3 below, whether or not such interest is an allowed claim in such proceeding.

                          “Subordinated Debt Payment” means any payment or distribution by or on behalf of the Borrower, directly or indirectly, of any kind or character, whether in cash, property, or securities, including on account of the payment of interest, repayment, purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral securing the same, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

                          SECTION 2 Subordination To Payment Of Senior Debt. Each Subordinated Creditor hereby agrees that all Subordinated Debt now or hereafter owned or held by or owing to it, and any interest therein, is and shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment in full in cash of all Senior Debt.

                          SECTION 3 Subordination Upon Any Distribution Of Assets Of Borrower. Each Subordinated Creditor agrees that in the event of any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to the Borrower or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of the Borrower, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid in full in cash before any Subordinated Debt Payment is made or before any Subordinated Creditor is entitled to receive (directly or indirectly), or make any demands for, any payment on account of any Subordinated Debt; and (ii) any Subordinated Debt Payment to which such Subordinated Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to the Senior Creditors (or their representatives) for application to the payment of the Senior Debt ratably according to the respective aggregate amounts remaining unpaid under the Note, after giving effect to any concurrent payment or distribution or provision therefor to the Senior Creditors in respect of such Senior Debt.

                          SECTION 4 Unauthorized Payments. If any payment or distribution of any kind or character, whether in cash, securities or other property in respect of any Subordinated Debt shall (despite these subordination provisions) be received by any Subordinated Creditor in violation of this Agreement before all Senior Debt shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Senior Creditors (or their representatives), ratably according to the respective aggregate amounts remaining unpaid under the Note, to the extent necessary to pay all Senior Debt in full in cash.

                          SECTION 5 Subrogation. Until the payment and performance in full of all Senior Debt, no Subordinated Creditor shall have or directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Senior Creditors hereunder or otherwise. Upon the payment and performance in full in cash of all Senior Debt, each Subordinated Creditor shall be subrogated to the rights of the Senior Creditor to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full.

                          SECTION 6 Continuing Agreement; Reinstatement.

                          (a)        Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Subordinated Creditor until the payment and performance in full in cash of all Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other party hereto.

                          (b)        Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of the Borrower shall be rescinded or must otherwise be restored by the Senior Creditors, whether as a result of an Insolvency Event or otherwise.

                          SECTION 7 Obligations Of The Borrower Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and of the Senior Creditors, on the other hand. Nothing contained in this Agreement shall (i) impair, as among the Subordinated Creditors and the Borrower, the Borrower’s obligation to pay the Subordinated Debt owing by it as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Subordinated Creditor against the Borrower, on the one hand, and of the creditors (other than the Senior Creditors) of the Borrower against the Borrower, on the other hand.

                          SECTION 8 Notices. Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering it against receipt for it, by depositing it with an overnight delivery service or by depositing it in a receptacle maintained by the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the respective parties as reflected in Schedule II attached hereto. Any party’s address for notices may be changed at any time and from time to time, but only after five (5) calendar days advance written notice to the other parties hereto and shall be the most recent such address furnished in writing by such party to the other parties hereto. Actual notice, however and from whomever given or received, shall always be effective when received.

                          SECTION 9 VENUE; CHOICE OF LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE SUBORDINATED CREDITORS OR THE BORROWER ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN EITHER (i) THE UNITED STATED BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, IF SUCH COURT HAS SUBJECT MATTER JURISDICTION, OR OTHERWISE (ii) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, BOROUGH OF MANHATTAN OR, IF THAT COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, IN ANY STATE COURT LOCATED IN THE CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH SUBORDINATED CREDITOR AND THE BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS PROVIDED NEXT TO ITS NAME ON SCHEDULE II ATTACHED HERETO; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH SUBORDINATED CREDITOR OR THE BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE SENIOR CREDITORS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY SUBORDINATED CREDITOR OR THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT THAT THE COURTS SPECIFIED ABOVE DO NOT HAVE SUBJECT MATTER JURISDICTION.

                          SECTION 10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 10 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE ADVANCE MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                          SECTION 11 Entire Agreement; Amendments And Waivers.

                          (a)        Entire Agreement. This Agreement constitutes the entire agreement of each party hereto with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto. The terms and conditions of this Agreement shall not in any way limit or affect the obligations or liabilities of the Borrower under the Note.

                          (b)        Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each party hereto; and no waiver of any provision of this Agreement, or consent to any departure by any Subordinated Creditor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Senior Creditors. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

                          SECTION 12 Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                          SECTION 13 Termination Of Agreement. Upon payment and performance in full of the Senior Debt, this Agreement shall terminate and the Senior Creditors shall promptly execute and deliver, at the expense of the Borrower, to each Subordinated Creditor such documents and instruments as shall be reasonably necessary to evidence such termination.

[Signature page follows.]

                          IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

CLAY FAMILY 2009 IRREVOCABLE TRUST, DATED APRIL 14, 2009,
as Subordinated Creditor

By:
Name: Thomas M. Clay
Title: Trustee

By:
Name: Harris Clay
Title: Trustee

HARRIS CLAY,
as Subordinated Creditor

By:
Name: Harris Clay

GOLDEN QUEEN MINING CO. LTD.,
as Subordinated Creditor

By:
Name: H. Lutz Klingmann
Title: President and Chief Executive Officer

[GQ CALIFORNIA SUBORDINATION AGREEMENT]

GOLDEN QUEEN MINING COMPANY, INC.,
as Borrower

By:
Name: H. Lutz Klingmann
Title: President

GOLDEN QUEEN MINING CO. LTD.,
as Guarantor

By:
Name: H. Lutz Klingmann
Title: President and Chief Executive Officer

[GQ CALIFORNIA SUBORDINATION AGREEMENT]

LEUCADIA NATIONAL CORPORATION,
as Senior Creditor

By:
Name: Joseph A. Orlando
Title: Chief Financial Officer

AUVERGNE, LLC,
as Senior Creditor

By:
Name: Thomas M. Clay
Title: Manager

[GQ CALIFORNIA SUBORDINATION AGREEMENT]